SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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PART I-CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Commission File No. 000-53263

Date of Report (Date of earliest event reported): March 19, 2010

CHINA LITHIUM TECHNOLOGIES, INC.
(Name of Registrant in its Charter)

Nevada	41-1559888
(State or Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15 West 39th Street Suite 14B, New York, NY 10018
(Address of principal executive offices)

212-391-2688
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

                      On March 19, 2010 China Lithium Technologies, Inc. (f/k/a PI Services, Inc.) completed a reverse merger in which the shareholders of Sky Achieve Holdings, Inc. received 96% of the capital stock of PI Services, Inc. in exchange for the equity interest in Sky Achieve Holdings, Inc. At the time of the reverse merger, P.C.Liu CPA, P.C. ("P.C. Liu") was the auditor of record for Sky Achieve Holdings, Inc. Accordingly, on March 19, 2010, by reason of the reverse merger, P.C. Liu became the principal independent accountant for PI Services, Inc.

                      On March 19, 2010, the Company engaged P.C. Liu as the Company's principal independent accountant During the two most recent fiscal years and any subsequent interim period through March 19, 2010, the Company did not consult with P.C. Liu, the newly engaged accountant, regarding any matter described in Item 304(a)(2) of Regulation SK, including any issue related to the Company's financial statements, subject of a disagreement, any reportable event or the type of audit opinion that might be rendered for the Company.

                      On March 19, 2010 the Board of Directors of PI Services, Inc., in approving the completion of the reverse merger, dismissed Schumacher & Associates, Inc. ("S&A") from its position as the principal independent accountant for PI Services, Inc. (the "Company").

                      The former independent accountant's reports on the Company's financial statements for the last two fiscal years contained a modification to the effect that there was substantial doubt as to the Company's ability to continue as a going concern. Except for that modification, the reports did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. S&A did not, during the applicable periods, advise the Company of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

                      During the Company's past two fiscal years ended December 31, 2009 and 2008, and in the subsequent interim period through March 19, 2010 (the date of the termination of the former accountant), there were no disagreements between the Company and S&A, the former independent accountant, on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

                      The Company requested S&A to furnish a letter addressed to the Securities and Exchange Commission stating whether or not S&A agrees with the statements in this 8-K. A copy of such letter is filed as exhibit 16.1 to this 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit	Description

No. 16.1	Letter from S&A dated December 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. December 17, 2010
December 17, 2010	CHINA LITHIUM TECHNOLOGIES, INC.

By: /s/ Kun Liu
Kun Liu, CEO